Exhibit 99.1

Press Release

BlackLine Appoints New Member to Board of Directors in Collaboration with Scalar Gauge Fund

Company adds independent director as part of mutual cooperation agreement

LOS ANGELES, CA, March 10, 2025 – BlackLine, Inc. (Nasdaq: BL) (“BlackLine” or the “Company”) today announced that it has entered into a cooperation agreement (the “agreement”) with Scalar Gauge Fund (“Scalar Gauge”) to appoint a highly qualified and independent member to the Company’s Board of Directors (the “Board”). In accordance with the agreement with Scalar Gauge, the Company will appoint Scott Davidson, no later than March 14, 2025. He will be a Class I Director with a term expiring at the Company’s 2026 Annual Meeting.

Davidson has over 25 years of strategy, financial management, acquisitions, and sales & marketing experience at software companies. As the former Chief Operating Officer of Alteryx, he led digital transformation, cloud transition, and M&A strategy. Davidson also brings to the Board a strong understanding of operating SaaS companies in the public markets from his tenure at Hortonworks, where he served as the Chief Financial Officer and Chief Operating Officer.

Owen Ryan, Chairman of the Board and Co-CEO, commented, “As we execute on our strategy, we recognize the value of continuing to add fresh perspectives to the Board. Our Board already has added five new directors since 2023. The appointment of Scott is an additional step in the ongoing refreshment of our Board as we continue to focus on accelerating growth and long-term value creation.”

Sumit Gautam, Founder and Portfolio Manager of Scalar Gauge, added, “We are looking forward to the work Scott and Blackline’s Board will do to drive shareholder value creation. Over the past few years, the Company has built a strong foundation and is now solidifying its go-forward priorities. We believe that adding Scott to the Board of Directors will contribute further to BlackLine’s strategic position and assist in the creation of value for all BlackLine stockholders.”

As part of the agreement, Scalar Gauge has agreed to customary standstill provisions and voting commitments during the term of the agreement. The complete agreement will be filed by the Company with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.

About Scott Davidson

Davidson has over 25 years of strategy, financial management, acquisitions, and sales & marketing experience at software companies. Previously, he was the Chief Operating Officer at Alteryx and led the company’s digital transformation of core technologies, cloud transition, and successful M&A strategy. Prior to this, Davidson served as the Chief Financial Officer at Hortonworks, a public open-source data platform company, leading the Company through its successful IPO in 2014 and beyond. As CFO and as Chief Operating Officer, he oversaw Finance, HR, IT, Corporate Development, Sales, Marketing, and Professional Services. In 2018, he helped lead Hortonworks’ $5.2 billion merger with Cloudera. Prior to Hortonworks, Davidson was the CFO of Quest Software, where he drove over 30 separate acquisitions, and held strategic financial roles at Citrix Systems, guiding it through robust revenue growth. Davidson earned an M.B.A. from the University of Miami.

About BlackLine

BlackLine (Nasdaq: BL), the future-ready platform for the Office of the CFO, drives digital finance transformation by empowering organizations with accurate, efficient, and intelligent financial operations.

BlackLine’s comprehensive platform addresses mission-critical processes, including record-to-report and invoice-to-cash, enabling unified and accurate data, streamlined and optimized processes, and real-time insight through visibility, automation, and AI. BlackLine’s proven, collaborative approach ensures continuous transformation, delivering immediate impact and sustained value. With a proven track record of innovation, industry-leading R&D investment, and world-class security practices, more than 4,400 customers across multiple industries partner with BlackLine to lead their organizations into the future.

For more information, please visit blackline.com.

About Scalar Gauge

Scalar Gauge is a special situations investment firm utilizing a private equity approach in public markets. The fund invests with a long-term view, and often works with management teams, boards and other strategic investors to help create shareholder value. For more information, please visit www.scalargauge.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements in this release include, but are not limited to, statements regarding BlackLine’s future financial and operational performance, .

Any forward-looking statements contained in this press release are based upon BlackLine’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events,and are subject to risks and uncertainties. If any of these risks or uncertainties materialize or if any assumptions prove incorrect, actual performance or results may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to risks related to the Company’s ability to attract new customers and expand sales to existing customers; the extent to which customers renew their subscription agreements or increase the number of users; the impact of current and future economic uncertainty and other unfavorable conditions in the Company’s industry or the global economy, the Company’s ability to manage growth and scale effectively, including entry into new geographies; the Company’s ability to provide successful enhancements, new features and modifications to its software solutions; the Company’s ability to develop new products and software solutions and the success of any new product and service introductions; the Company’s ability to effectively incorporate artificial intelligence and machine learning technologies (AI/ML) into its platform and business and the potential reputational harm or legal liability that may result from the use of AI/ML solutions and features; the success of the Company’s strategic relationships with technology vendors and business process outsourcers, channel partners and alliance partners; any breaches of the Company’s security measures; a disruption in the Company’s hosting network infrastructure; costs and reputational harm that could result from defects in the Company’s solution; the loss of any key employees; continued strong demand for the Company’s software in the United States, Europe, Asia Pacific, and Latin America; the Company’s ability to compete as the financial close management provider for organizations of all sizes; the timing and success of solutions offered by competitors; including competitors’ ability to incorporate AI/ML into products and offerings more quickly or successfully; changes in the proportion of the Company’s customer base that is comprised of enterprise or mid-sized organizations; the Company’s ability to expand and effectively manage its sales teams and their performance and productivity; fluctuations in our financial results due to long and increasingly variable sales cycles, failure to protect the Company’s intellectual property; the Company’s ability to integrate acquired businesses and technologies successfully or achieve the expected benefits of such transactions; unpredictable and uncertain macro and regional economic conditions; seasonality; changes in current tax or accounting rules; cyber attacks and the risk that the Company’s security measures may not be sufficient to secure its customer or confidential data adequately; acts of terrorism or other vandalism, war or natural disasters including the effects of climate change; the impact of any determination of deficiencies or weaknesses in our internal controls and processes; and other risks and uncertainties described in the other filings we make with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission on February 21, 2025. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. Forward-looking statements should not be read as a guarantee of future performance or results, and you should not place undue reliance on such statements. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. All of the information in this press release is subject to completion of our quarterly review process.

Investor Relations Contact:

Matt Humphries, CFA

matt.humphries@blackline.com

Media Contact:

Samantha Darilek

samantha.darilek@blackline.com